1
COAST BUSINESS CREDIT(R)


                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


BORROWER:         NTN COMMUNICATIONS, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

BORROWER:         BUZZTIME ENTERTAINMENT, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

BORROWER:         NTN WIRELESS COMMUNICATIONS, INC.
ADDRESS:          5966 LA PLACE COURT, SUITE 100
                  CARLSBAD, CALIFORNIA 92008

DATE:             AS OF JULY 1, 2002


THIS SEVENTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT ("Seventh Amendment") is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025, on the one hand and NTN Communications, Inc. ("NTN"), Buzztime, Inc. ("Buzztime") and NTN Wireless Communications, Inc. ("Wireless") on the other hand, whose chief executive offices are located at the above address ("Borrower's Address"). NTN, Buzztime and Wireless shall hereinafter be jointly and severally referred to as Borrower. This Seventh Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement, as amended ("Agreement") and the Schedule to the Agreement, as amended ("Schedule"), and the same is an integral part of the Agreement and Schedule.


                              CONSENT AND APPROVAL


1. Coast hereby consents and approves Borrower's request to downstream to Wireless up to an additional One Hundred Thousand Dollars ($100,000.00), thereby making the total amount at any one time outstanding that may be downstreamed to Wireless up to Two Hundred Fifty Thousand Dollars ($250,000.00).

                                   AMENDMENTS

1. Section 8.1 (9) of the Schedule is hereby amended to add the following to the end of the existing Section:

        " Notwithstanding the preceding, Borrower may downstream up to a total amount at any one time outstanding of Two Hundred Fifty Thousand Dollars ($250,000.00) to its Affiliate, NTN Wireless Communications, Inc.

    CONDITIONS PRECEDENT TO EFFECTIVENESS OF SEVENTH AMENDMENT

1.  Borrowers shall execute and deliver this Seventh Amendment to Coast.

2. Borrowers shall pay Coast an amendment fee, fully earned and payable upon the execution hereof, in the amount of One Thousand Dollars ($1,000.00).

        EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE LOAN AND SECURITY AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS AND CONSENTS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OR CONSENT OF ANY OTHER PROVISION OR TERM OF THE LOAN AND SECURITYAGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE OR CONSENT TO ANY TERM OR CONDITION OF THE LOAN AND SECURITY AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.

    Borrower:
      NTN COMMUNICATIONS, INC.


      By:_______________________________
         Stanley B. Kinsey, CEO


      And by:____________________________
             Darlene French-Porter, Controller

                     Signatures continue on separate page 3

    Borrower:
      BUZZTIME ENTERTAINMENT, INC.


      By:_______________________________
         V. Tyrone Lam, President

      And by:____________________________
             Darlene French-Porter, Controller

    Borrower:
      NTN WIRELESS COMMUNICATIONS, INC.


      By:__________________________
      Name:  Mark de Gorter, President


      And by:_______________________
      Name:  Kathy Miles, Secretary


    Coast:
      COAST BUSINESS CREDIT, a division of Southern Pacific Bank


      By:_______________________________
         Darrell Daniel, Vice President









       Signature page to Seventh Amendment to Loan and Security Agreement